Statements of Net Assets Available for Benefits - EBP 062 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Plan’s interest in Stable Value Master Trust	$ 6,517,658	$ 6,133,176
Investments at fair value	55,506,644	44,092,527
Accrued income	492	23,509
Non-interest bearing cash	11,655	39,965
Receivables:
Notes receivable from participants	1,846,104	1,630,628
Company contributions	12,560	13,291
Total receivables	1,858,664	1,643,919
Net assets available for benefits	$ 63,895,113	$ 51,933,096